Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent events
Subsequent events
34.	Subsequent events

On March 1, 2024, the Company entered into a credit agreement with National Bank of Canada providing for a US$50 million delayed draw term loan (the “Credit Facility"). The Credit Facility will be exclusively used to fund ongoing detailed engineering and pre-construction activities at the Cariboo gold project.  The Credit Facility has a term of 12 months from the closing date, being March 1, 2025, which may be extended, at the lender’s discretion, to August 1, 2025 and outstanding credit amount shall be repaid at its maturity date. The draws made under the Credit Facility can be by way of a base rate loan or a term benchmark loan, on which differing interest rate will apply. Interest will be payable on the outstanding principal amount at a rate per annum equal to the following, provided that each such rate shall be increased by 0.50% per annum each 90 days following March 1, 2024:

-	For a Base Rate Loan: the greater of (i) the federal funds effective rate plus 0.50% and (ii) the National Bank variable rate of interest for United States dollar loans in Canada, plus (iii) 4.00% per annum.
-	For a Term Benchmark Loan: (i) the Secured Overnight Financing Rate ("SOFR"); plus (ii) an additional 0.10%, 0.15% and 0.25% per annum for one, three and six month draws, respectively, plus (iii) 5.00% per annum.

The Credit Facility is subject to certain conditions and covenants.

On March 1, 2024, an amount of US$25.0 million ($33.9 million) was drawn under the Credit Facility, net of US$1.0 million ($1.4 million) of fees.